UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 11, 2016

Hortonworks, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36780	37-1634325
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5470 Great America Parkway, Santa Clara, California 95054

(Address of principal executive offices) (Zip Code)

(408) 916-4121

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 11, 2016, Robert Bearden, Chief Executive Officer of Hortonworks, Inc. (the “Company”), voluntarily cancelled a stock option to purchase 1,185,000 shares dated September 12, 2014 (the “Option”). Mr. Bearden informed the Company that he cancelled the Option to facilitate making equity grants of approximately the same number of restricted stock units to the Company’s employees without increasing the Company’s equity overhang.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HORTONWORKS, INC.

Dated: February 16, 2016	By:	/s/ Scott Davidson
Scott Davidson
Chief Financial Officer